UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                          DATE OF REPORT: June 21, 2002


                     United States Crude International, Inc.
             (Exact Name of Registrant as Specified in its Charter)


                                     Nevada
           (State or Other Jurisdiction of Registrant or Organization)


              02-8567                                  84-1521101
     (Commission File Number)             (I.R.S. Employer Identification No.)



         25809  Business  Center  Drive
                   Suite  D
             Redland,  California                                92374
(Address  of  Principal  Executive  Offices)                   (Zip Code)


                                (888) 872 - 7833
              (Registrant's Telephone Number, Including Area Code)

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ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS.

     This Form 8-K is being filed by United States Crude International, Inc. as the Successor to U.S. Crude, Ltd. pursuant to Rule 12g-3, of the Securities Exchange Act of 1934, as amended.

     Effective June 6, 2002, and pursuant to NRS 78.565 2. (a), the Registrant's predecessor, U.S. Crude, Ltd., transferred its assets and liabilities to a new wholly-owned Subsidiary, called United States Crude International, Inc. ("USCU" or the "Registrant"). USCU is, like U.S. Crude, Ltd., a Nevada corporation, and its capital consists of 20,000,000,000 shares of Common Stock, Par Value $0.001 per share, and 40,000,000 shares of Preferred Stock, Par Value $0.001 per share. Following the organization of USCU, and pursuant to an Asset and Liability Transfer Agreement, USCU issued 745,000,000 shares of its Common Stock, Par Value $0.001 per share, and 40,000,000 shares of its Preferred Stock, Par Value $0.001 per share, to U.S. Crude, Ltd., and, in exchange, U.S. Crude, Ltd. transferred all of its assets and liabilities to USCU. Thus, by virtue of the ownership by U.S. Crude, Ltd. of all of the issued and outstanding shares of USCU, USCU became a wholly-owned Subsidiary of U.S. Crude, Ltd., and USCU owned all the assets, and became responsible for the liabilities of, U.S. Crude, Ltd.

     Thereafter, and further pursuant to the statute, the Registrant pledged its all of its assets to certain creditors of U. S. Crude, Ltd., to wit, Equity Planners, LLC, Sea Lion Investors, LLC, and Myrtle Holdings, LLC (the Accredited Investors ") in order to further secure the indebtedness owed to the Accredited Investors on account of that certain Subscription Agreement dated August 1, 2001 (the "Subscription Agreement") with respect to a series of Convertible Debentures issued by U.S. Crude, Ltd. to the Accredited Investors. Since NRS
78.565 2. (a) permits transfer, without shareholder approval, of assets of a Nevada corporation to a wholly-owned Subsidiary by way of mortgage, or in trust or in pledge to secure indebtedness of such a corporation, since the transfer was to a wholly-owned Subsidiary of U.S.Crude, Ltd., and since the transfer was in pledge to secure the indebtedness of U.S.Crude, Ltd. to the Accredited
Investors, no shareholder approval by the shareholders of U.S. Crude, Ltd. was necessary to effect the transfer and the pledge.

     Following the transfer of assets, and as noted above, USCU issued 745,000,000 shares of its Common Stock, Par Value $0.001 Per share, and 40,000,000 shares of its Preferred Stock, Par Value $0.001per share, to U.S.Crude, Ltd. which, did, thereafter, declare a dividend of these (new) shares of USCU to the Common and Preferred shareholders, respectively, of U.S. Crude.

     The transfer of assets and liabilities followed by a declaration of a stock dividend by U. S. Crude. Ltd. of its shares of USCU was taken for following business reasons:

      First, the transfer would give some degree of comfort to the Accredited Investors and would reduce the potential for a of default under the Subscription Agreement. Secondly, since theas a new entity, USCU would have no history of operations and, therefore, relatively less complex Financial Statements. Thus, transferring the assets to a new entity, with its relatively less complex Financial Statements, would tend to make the value of the assets more easily ascertainable. This, in turn, means that in the event of a default and judicial sale, since the value of the assets would be more easily ascertainable, this fact would tend to reduce the potential for litigation engendered by uncertainty over asset valuation. Thus, since the transfer would avoid a possible default under the Convertible Debentures, and, if there were to be a default after transfer, since the potential for costly litigation over asset valuation would be reduced, the transfer would be in the best interests of the Registrant and its Shareholders.

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     Concurrently,  the  Accredited  Investors,  as  holders  of the Convertible
Debentures entered into an Assignment and Assumption Agreement with the Registrant and USCU pursuant to which U.S. Crude, Ltd. assigned Subscription Agreement dated August 1, 2001, with respect to the Convertible Debenture, to USCU. Also concurrently, USCU entered into an Asset Pledge Agreement with the Accredited Investors, pursuant to which USCU pledged its assets (those formerly belonging to U.S. Crude, Ltd.) to the Accredited Investors as additional security for the debt evidenced by the Convertible Debentures.

     In that connection, the Registrant, as the successor to U.S. Crude, Ltd., is presently obligated to re-pay approximately $ 100,000.00 in debt to the Accredited Investors, and the Registrant, as successor to U.S. Crude, Ltd. anticipates receiving additional funds pursuant to the Subscription Agreement. Pursuant to the Assignment and Assumption Agreement, these rights and obligations of U.S. Crude, Ltd. with respect to the Subscription Agreement would enure to the benefit of and be binding upon USCU and the Accredited Investors.

     So that the public shareholders of U.S. Crude, Ltd. would continue to enjoy ownership rights in the business and assets of U.S. Crude, Ltd., U.S. Crude, Ltd. declared a stock dividend of the shares of USCU Common Stock which it owned to its own shareholders on a basis of one share of USCU for each one shares of U.S. Crude, Ltd. held. Thus, effective at the Close of Business on June 6, 2002, U.S. Crude, Ltd declared a stock dividend of its 745,000,000,000 shares of USCU Common Stock to its (U.S. Crude, Ltd.'s) shareholders of record as of that same date on a 1-for-1 basis, and, also, effective at the Close of Business on June 6, 2002, US Crude also declared a stock dividend of its Preferred Shares of USCU (which are Restricted Securities) to its (US Crude's) Shareholders of record as of that same date also on a 1-for 1 basis, as follows:


Class  of  USCR  Preferred Held                    Class of USCU  Preferred  to  be  Received

4,000,000  Shares with 10:1 Voting Rights          4,000,000 Shares with 10:1  Voting  Rights
4,000,000  Shares  with 100:1 Voting Rights        4,000,000 Shares with  100:1  Voting  Rights


so that the Shareholders of US Crude received a total of 8,000,000 shares of the USCU Preferred Stock, Par Value $0.001per share, with the right to cast a total of 440,000,000 votes.

     As a result of the stock dividend of the shares of USCU Common Stock, effective at the Close of Business on June 6, 2002, trading in shares of Common Stock of USCU began, and trading in shares of U.S. Crude, Ltd.'s Common Stock will ceased, and U.S. Crude, Ltd. will be dormant for the foreseeable future.

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.


          (c)     Exhibits:

               EXHIBIT  NO.                             ITEM

               3(i) Articles of Incorporation of United States Crude International, Inc.

               4.1 Asset and Liability Transfer Agreement between U.S. Crude, Ltd. and United States Crude International, Inc.

               4.2 Assignment and Assumption Agreement between U.S. Crude, Ltd., Equity Planners, LLC, Sea Lion Investors, LLC, and Myrtle Holdings, LLC, and United States Crude International, Inc.

               4.3 Asset Pledge Agreement between United States Crude International, Inc. and Equity Planners, LLC, Sea Lion Investors, LLC, and Myrtle Holdings, LLC.

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                                    SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the dates indicated.


By:  /s/  Tony  Miller                              Dated:____________________
     -----------------
     Tony  Miller,  President  and  Director

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